                                                                    EXHIBIT 25.3

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___
             -------------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.


     300 EAST DELAWARE AVENUE, 8TH FLOOR
            WILMINGTON, DELAWARE                                19809
   (Address of principal executive offices)                   (Zip Code)


                               Frank P. Leslie III
                      U.S. Bank Trust National Association
                        180 East Fifth Street, 2nd Floor
                               St. Paul, MN 55101
                            Telephone (651) 244-8677
            (Name, address and telephone number of agent for service)

                        AT&T WIRELESS SERVICES, INC.
                        AT&T WIRELESS CAPITAL TRUST I
                        AT&T WIRELESS CAPITAL TRUST II
                        AT&T WIRELESS CAPITAL TRUST III
             (Exact name of Registrant as specified in its charter)

         DELAWARE                                                91-1379052
         DELAWARE                                            TO BE APPLIED FOR
         DELAWARE                                            TO BE APPLIED FOR
         DELAWARE                                            TO BE APPLIED FOR
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

7277 164TH AVENUE NE, BUILDING 1
REDMOND, WASHINGTON                                                 98052
(Address of Principal Executive Offices)                          (Zip Code)

                    TRUST PREFERRED SECURITIES AND GUARANTEES
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Washington, D.C.

         b)       Whether it is authorized to exercise corporate trust powers.
                           Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                           None

ITEMS 3-15        The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

         2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

         4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

         5.       Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

         7. Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

         8.       Not applicable.

         9.       Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized all in the City of St. Paul, State of Minnesota, on the 19th day of April, 2003.


                                    U.S. BANK TRUST NATIONAL ASSOCIATION



                                    By: /s/Frank P. Leslie III
                                       -------------------------
                                       Name  Frank P. Leslie III
                                       Title Vice President

Exhibit 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2002

                                    ($000'S)

                                                             12/31/2002
                                                             ----------
ASSETS
     Cash and Due From Depository Institutions                $356,892
     Fixed Assets                                                  629
     Intangible Assets                                         142,154
     Other Assets                                               18,881
                                                              --------
         TOTAL ASSETS                                         $518,556


LIABILITIES

     Other Liabilities                                        $ 13,530
                                                              --------
     TOTAL LIABILITIES                                        $ 13,530

EQUITY
     Common and Preferred Stock                               $  1,000
     Surplus                                                   505,932
     Undivided Profits                                          (1,906)
                                                              --------
         TOTAL EQUITY CAPITAL                                 $505,026

TOTAL LIABILITIES AND EQUITY CAPITAL                          $518,556

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association



By: /s/Frank P. Leslie III
    -------------------------
    Name  Frank P. Leslie III
    Title Vice President

Date: April 19, 2003